United States
                       Securities and Exchange Commission
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 27, 2004



                            VIDEO DISPLAY CORPORATION
             (Exact name of registrant as specified in its charter)


              Georgia                   0-13394                58-1217564
    (State or other jurisdiction      (Commission            (IRS Employer
          Of incorporation           File Number)          Identification)


                 1868 Tucker Industrial Drive., Tucker, GA 30084
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (770) 938-2080

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         The following exhibit is furnished pursuant to Item 12:

         Exhibit 99: Earnings Release of Video Display Corporation dated May 27, 2004

ITEM 9.  REGULATION FD DISCLOSURE
         ------------------------

         On May 26, 2004, Video Display Corporation issued a press release announcing the Company's earnings for the fourth quarter and fiscal year ended February 29, 2004, and issued earnings per share (EPS) guidance for the fiscal year ended February 28, 2005. A copy of the release is furnished with this report as an exhibit pursuant to Item 12 under Item 9 of this Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    VIDEO DISPLAY CORPORATION
                                              (Registrant)



Date:  May 27, 2004                 By:    /s/ Ronald D. Ordway
                                       --------------------------------
                                          Ronald D. Ordway
                                          Chief Executive Officer


                                  EXHIBIT INDEX
                                  -------------

Exhibit 99      Earnings Release of Video Display Coporation dated May 26, 2004